UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 26, 2020
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE
On February 26, 2020, Encore Capital Group, Inc. (“Encore”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) that included a press release regarding its financial results for the quarter and full fiscal year ended December 31, 2019. This Amendment No. 1 to the Original Form 8-K amends the Original Form 8-K solely for the purpose of furnishing a corrected version of the press release that corrects a classification error in the unaudited statement of operations for the three months ended December 31, 2019 between servicing revenue and other revenues. Other than the correction discussed in this Amendment No. 1 to the Original Form 8-K, no other changes have been made to the Original Form 8-K or the press release furnished therewith. No changes were required in the Form 10-K Encore filed on February 26, 2020.

Item 2.02. Results of Operations and Financial Condition.
On February 26, 2020, Encore posted a corrected press release on its website announcing its financial results for the quarter and full fiscal year ended December 31, 2019. A copy of the corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated February 26, 2020, as corrected
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	February 26, 2020	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 26, 2020, as corrected
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)